Exhibit 99.1

Financial News Release

Professional Diversity Network Announces Share Repurchase Program

Company Will Announce First Quarter Financial Results on May 15

CHICAGO, April 29, 2013 (GLOBE NEWSWIRE) -- Professional Diversity Network, Inc. (Nasdaq:IPDN), a developer and operator of online networks dedicated to serving diverse professionals in the United States and providing them with access to employment opportunities, today announced that its Board of Directors has authorized a share repurchase program pursuant to which the Company may repurchase up to $1 million of its outstanding common stock.

The repurchases under the program will be made from time to time over the next 6 months at prevailing market prices in open market or privately negotiated transactions, depending upon market conditions. The manner, timing and amount of any repurchases will be determined by the Company based on an evaluation of market conditions, stock price and other factors and made in compliance with the anti-fraud and anti-manipulation provisions of the Securities Exchange Act of 1934. In any event, no repurchases may be made until after the Company's trading window opens, which will be several days following the release of the Company's quarterly earnings.

Under the program, the purchases will be funded from available working capital, and the repurchased shares will be held in treasury. The program does not obligate the Company to acquire any particular amount of common stock, and it may be modified or suspended at any time at its discretion. As of March 28, 2013, the Company had 6,318,227 shares outstanding.

The Company also announced that it will release its results for the first quarter ended March 31, 2013 before the market opens on Wednesday, May 15, 2013, followed by a conference call at 8:30 am ET.

The conference call will be accessible by telephone or through the simultaneous webcast via the internet. Interested investors can access the conference call by dialing (877) 941-0844 or by logging on to the Company's website at www.prodivnet.com, under the "Investor Relations" heading. The conference call replay will also be archived on the Company's website.

About Professional Diversity Network

Professional Diversity Network develops and operates online networks dedicated to serving diverse professionals in the United States and providing them with access to employment opportunities. Professional Diversity Network offers employers who value diversity an online platform in which to identify and acquire diverse talent for their hiring needs. Professional Diversity Network owns and operates professional networking communities including: www.iHispano.com for Hispanic Professionals,www.AMightyRiver.com for African American professionals, www.WomensCareerChannel.com for Female Professionals, www.Military2Career.com for Veterans, www.ProAble.com for Professionals with Disabilities, www.OutProNet.com for professionals in the Gay Community, andwww.AsianCareerNetwork.com for Asian professionals.

For more information, visit: www.professionaldiversitynetwork.com

Safe Harbor under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 concerning Professional Diversity Network and the timing, extent and duration of the share repurchase program.. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Professional Diversity Network, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements can generally be identified by words such as "may" "anticipate," "believe," "plan," "could," "estimate," "expect," "forecast," "guidance," "intend," "may," "possible," "potential," "predict," "project" or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Professional Diversity Network's control. Therefore, investors and shareholders should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include Professional Diversity Network's ability to maintain its business relationships with its key customers; unanticipated changes and competition in the online recruitment market; unanticipated downturns in the economy; Professional Diversity Network's ability to generate recruitment revenue through direct sales, unexpected technical or marketing difficulties; unexpected claims, charges or litigation; and new laws and governmental regulations. The foregoing list of factors is not exhaustive. Investors and shareholders should carefully consider the foregoing factors and the other risks and uncertainties that affect Professional Diversity Network's business described in its Annual Report on Form 10-K. The forward-looking statements in this press release speak only as of the date they were made. Professional Diversity Network does not assume any obligation to update these forward-looking statements.

CONTACT:	Professional Diversity Network

Myrna Newman, CFO
312-614-0931
mnewman@prodivnet.com

Investor Relations
Michael Polyviou
EVC Group
212-850-6020
mpolyviou@evcgroup.com

Media Relations
Janine McCargo
EVC Group
646-688-0425
jmccargo@evcgroup.com

Professional Diversity Network, Inc.